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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                ___________________


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 15, 1998



                                Power Designs, Inc.
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               (Exact name of registrant as specified in its charter)


          Delaware                      00-1921                11-1708714
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(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)        Identification No.)


         14 Commerce Drive, Danbury, CT                            06810
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    (Address of principal executive offices)                     (Zip Code)


                                   (203 748-7001)
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                 Registrant's telephone number, including area code


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            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

Effective January 15, 1998, Fred G. Basso resigned his position as President of the issuer.

On January 22, 1998, the issuer and its wholly-owned subsidiary, PDIXF Acquisition Corporation, filed voluntary petitions in bankruptcy under Chapter 11 of the United States Bankruptcy Act.


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 9, 1998                 Power Designs, Inc.




                                        /s/ Anthony F. Intino II
                                        ------------------------
                                        Anthony F. Intino, II
                                        Chief Financial Officer